UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2020
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive
Lake Zurich, Illinois 60047
(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.

ACCO Brands Corporation (NYSE: ACCO) is providing an update about its business given the uncertainty related to COVID-19.

The company announced that it is reiterating its third quarter outlook originally given July 28, 2020. That outlook is a third quarter sales decline in a range of 15 percent to 20 percent, and adjusted earnings per share in a range of $0.13 to $0.19. The third quarter outlook includes an adverse foreign exchange impact of 1 percent to 2 percent on sales and $(0.01) impact on adjusted EPS. The company also is reiterating its full year outlook for free cash flow of at least $100 million.

More business offices are re-opening throughout EMEA, Australia, and Asia. As a result, the company is experiencing a return to a more normal demand pattern for office supplies in those areas. The North America back-to-school season looks to be delayed and elongated as schools have been slow to re-open, are using remote learning only, or are using a hybrid model, so the company does not anticipate significant replenishment orders. Sales of back-to-school items are expected to continue well into September in North America, and possibly even later. North America demand for commercial products continues to be soft as most businesses are working from home, but the company is seeing strong demand for computer accessories, air purifiers, and other stay-at-home products. Conditions in Latin America remain difficult; however, the company is seeing some business improvement.

The company’s manufacturing plants and distribution centers are open and continue to operate to meet customer demand. Most of the company’s office employees continue to work remotely.

The information included or incorporated by reference in this Current Report on Form 8-K under this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information contained in or furnished under Item 7.01 of this report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

Statements contained in this document, other than statements of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, including without limitation, statements concerning the impacts of the COVID-19 pandemic on the company’s business, operations, results of operations, liquidity and financial condition, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management based on information available to us at the time such statements are made. These statements, which are generally identifiable by the use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," "plan," and similar expressions, are subject to certain risks and uncertainties, are made as of the date hereof, and we undertake no duty or obligation to update them. Because actual results may differ materially from those suggested or implied by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the company’s securities.

Our outlook is based on certain assumptions, which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding both the near-term and long-term impact of the COVID-19 pandemic on the global economy and our business, our customers and the end-users of our products, and other changes in the macro environment; changes in the competitive landscape, including ongoing uncertainties in the traditional office products channels; as well as the impact of fluctuations in foreign currency and acquisitions and the other factors described below. Among the factors that could cause our actual results to differ materially from our forward-looking statements are: the scope and duration of the COVID-19 pandemic, government actions and other third party responses to it and the consequences for the economy, as well as the regional and local economies in which we operate, uncertainties regarding when the risks of the pandemic will subside and how geographies, distribution channels and consumer behaviors will evolve over time in response to the pandemic, and its impact on our business, operations, results of operations and financial condition, including, among others, manufacturing, distribution and supply chain disruptions, a delay or elongation of the North America back-to-school season, reduced demand for our products and services, and the financial condition of our suppliers and customers, including their ability to fund their operations and pay their invoices. Additionally, many of the other risk factors affecting us are currently elevated by, and may continue to be elevated by, the COVID-19 pandemic.

Other factors that could cause actual results to differ materially from the company’s forward-looking statements are: a relatively limited number of large customers account for a significant percentage of our sales; risks associated with shifts in the channels of distribution for our products; issues that affect customer and consumer spending decisions during periods of economic uncertainty or weakness; risks associated with foreign currency fluctuations; challenges related to the highly competitive business environments in which we operate; our ability to develop and market innovative products that meet consumer demands; our ability to grow profitably through acquisitions and expand our product assortment into new and adjacent categories; our ability to successfully integrate acquisitions and achieve the financial and other results anticipated at the time of acquisition, including planned synergies; our ability to successfully implement our cost reduction and productivity initiatives; risks associated with the changes to U.S. trade policies and regulations, including increased import tariffs and overall uncertainty surrounding international trade relations; the failure, inadequacy or interruption of our information technology systems or supporting infrastructure; risks associated with a cybersecurity incident or information security breach, including that related to a disclosure of personally identifiable information; our ability to successfully expand our business in emerging markets and the exposure to greater financial, operational, regulatory and compliance and other risks in such markets; the effects of the U.S. Tax Cuts and Jobs Act; the impact of litigation or other legal proceedings; the risks associated with outsourcing production of certain of our products, information systems and other administrative functions; the continued decline in the use of certain of our products; risks associated with seasonality; risks associated with changes in the cost or availability of raw materials, labor, transportation and other necessary supplies and services and the cost of finished goods; our failure to comply with applicable laws, rules and regulations and self-regulatory requirements and the costs of compliance; the sufficiency of investment returns on pension assets, risks related to actuarial assumptions and changes in the unfunded liabilities of a multi-employer pension plan; any impairment of our intangible assets; risks associated with our indebtedness, including our debt service obligations, limitations imposed by restrictive covenants, our ability to comply with financial ratios and tests, and the phase out of the London Interbank Offered Rate; a change in or discontinuance of our stock repurchase program or the payment of dividends; the bankruptcy or financial instability of our customers and suppliers; our ability to secure, protect and maintain our intellectual property rights; product liability claims, recalls or regulatory actions; our ability to attract and retain key employees; the volatility of our stock price; risks associated with circumstances outside our control, including those caused by public health crises, such as the occurrence of contagious diseases like COVID-19, war, terrorism and other geopolitical incidents; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019, in "Part II, Item 1A. Risk Factors" in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, and June 30, 2020, and in other reports we file with the Securities and Exchange Commission.

About Non-GAAP Financial Measures

This document also provides forward-looking non-GAAP financial measures – specifically adjusted earnings per share and free cash flow. Adjusted earnings per share represents net income per diluted share excluding restructuring charges, the amortization of the step-up in value of inventory, transaction and integration expenses associated with acquisitions, non-recurring items in interest expense or other income/expense such as expenses associated with debt refinancing and other non-recurring items as well as all unusual and discrete income tax adjustments, including income tax related to the foregoing. We believe adjusted earnings per share is useful to investors and management because it reflects our underlying operating performance before items that we consider to be outside our core operations and facilitate meaningful period-to-period comparisons. Senior management’s incentive compensation is derived, in part, using adjusted earnings per share. Free cash flow represents cash flow from operating activities less cash used for additions to property, plant and equipment, plus cash proceeds from the disposition of assets. We believe free cash flow is useful to investors because it measures our available cash flow for paying dividends, funding strategic acquisitions, reducing debt, and repurchasing shares.

We use our non-GAAP financial measures both to explain our results to stockholders and the investment community and in the internal evaluation and management of our business. We believe our non-GAAP financial measures provide management and investors with a more complete understanding of our underlying operational results and trends, facilitate meaningful period-to-period comparisons and enhance an overall understanding of our past and future financial performance.

Our non-GAAP financial measures exclude certain items that may have a material impact upon our reported financial results such as restructuring charges, transaction and integration expenses associated with acquisitions, the impact of foreign currency fluctuation and acquisitions, unusual tax items and other non-recurring items that we consider to be outside of our core operations. These measures should not be considered in isolation or as a substitute for, or superior to, the directly comparable GAAP financial measures and should be read in connection with the company’s financial statements presented in accordance with GAAP.

We do not provide a reconciliation of forward-looking adjusted earnings per share or free cash flow because the corresponding GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort due to the inherent difficulty of forecasting and quantifying certain amounts that are necessary for such a reconciliation, including adjustments that could be made for restructuring, integration and acquisition-related expenses, the variability of our tax rate and the impact of foreign currency fluctuation and acquisitions, and other charges reflected in our historical numbers. The probable significance of each of these items is high and, based on historical experience, could be material.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	August 27, 2020	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number  Description of Exhibit

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)